                                                                    EXHIBIT 99.3


                          UNITED STATES DISTRICT COURT
                       FOR THE MIDDLE DISTRICT OF FLORIDA
                                       AND
                        FOR THE WESTERN DISTRICT OF TEXAS
                                EL PASO DIVISION


UNITED STATES OF AMERICA,          )
                                   )
         V.                        )                        Case No. Cr.
                                   )
COLUMBIA HOMECARE GROUP, Inc.      )
COLUMBIA MANAGEMENT COMPANIES, Inc.)
                                   )
                      Defendants.  )
                                 PLEA AGREEMENT

         The Defendants, Columbia Homecare Group, Inc., and Columbia Management Companies, Inc., and their parent, HCA - The Healthcare Company, have engaged in plea discussions with the United States pursuant to Rule 11 (e)(1)(c) of the Federal Rules of Criminal Procedure and agree as follows:

         1. (a). HCA - The Healthcare Company, a Delaware corporation with its headquarters in Nashville, Tennessee, is the parent company of the Defendants, and was known as Columbia/HCA Healthcare Corporation until May, 2000. HCA -The Healthcare Company, through its predecessors, subsidiaries and affiliates (collectively referred to as. HCA) own and operate health care facilities throughout the United States.

            (b). Defendant Columbia Homecare Group, Inc., is a wholly owned subsidiary of HCA which was responsible for managing home health care operations associated with hospitals owned by HCA or its subsidiaries.

         (c). Defendant Columbia Management Companies, Inc., was the successor in interest to certain unincorporated operating groups of HCA and its predecessors and was in the business of operating and managing hospitals and health care facilities. Columbia Management Companies, Inc., also owns, or will own by the date of entry of this-Plea Agreement, Deering Hospital and Clearwater Community Hospital, both located in Florida.

         2. Upon execution of this Plea Agreement, the United States will file criminal Information in the United States District Courts for Northern District of Georgia, the Southern District of Florida, the Middle District of Florida, the Middle District of Tennessee, and the Western District of Texas. Defendants will waive venue and execute waivers of Indictment. In addition, Defendants will sign written consents, pursuant to Rule 20 of the Federal Rules of Criminal Procedure, to transfer to the District Court for the Middle District of Florida the Information filed in the Northern District of Georgia, the Southern District of Florida and the Middle District of Tennessee The Defendants will plead guilty to the crimes specified in these Information as follows.

IN THE MIDDLE DISTRICT OF FLORIDA:

         a. Defendant Columbia Homecare Group, Inc., will plead guilty to an Information brought by the United States Attorney for the Northern District of Georgia charging one count of receiving unlawful remuneration, in violation of 42 U.S.C. ss.1320a-7b (Attachment A);

         b. Defendant Columbia Homecare Group, Inc., will plead guilty to an Information brought by the United States Attorney for the Southern District of Florida charging one count of conspiracy to defraud the United States and to pay unlawful remuneration, in violation of 18 U.S.C. ss.ss.371 and 2 (Attachment B);

         c. Defendant Columbia Homecare Group, Inc., will plead guilty to an Information brought by the United States Attorney for the Middle District of Florida charging one count of conspiracy to defraud the United States, and to make false statements and representations, and one count of conspiracy to defraud the United States and to receive unlawful remuneration, in violation of 18 U.S.C. ss.371 (Attachment C);

         d. Defendant Columbia Management Companies, Inc., will plead guilty to an Information brought by the United States Attorney for the Middle District of Florida charging eight counts of making false statements and representations, in violation of 18 U.S.C. ss.1001 (Attachment D);

         e. Defendant Columbia Management Companies, Inc., will plead guilty to an Information brought by the Fraud Section, Criminal Division, Department of Justice and filed in the Middle District of Tennessee, charging one count of conspiracy to defraud the United States and to use false writings and documents, in violation of 18 U.S.C. ss.371 (Attachment E); and

         IN THE WESTERN DISTRICT OF TEXAS:

         f. Defendant Columbia Management Companies, Inc., will plead guilty to an Information brought by the United States Attorney for the Western District of Texas (El Paso) charging one count of conspiracy to pay unlawful remuneration, in violation of 18 U.S.C. ss.371 and 42
         U.S.C. ss.1320a7b (Attachment F).

         3. Pursuant to 18 U.S.C. ss.3571(d), the maximum sentence to be imposed by the Courts for each Count in the Information is a fine of the greater of twice the gross pecuniary gain, or twice the gross pecuniary loss, from the offenses charged.

         4. If acceptable to the Courts, Defendants and the United States will waive the presentence investigation and report pursuant to Rule 32 (b)(1) of the Federal Rules of Criminal Procedure and ask that Defendants be sentenced at the time the guilty pleas are entered.

         5.       Subject to the Courts' approval of this Plea Agreement,

Defendant(s) will pay the following criminal fines and Special Assessments pursuant to 18 U.S.C. ss.3571 and 18 U.S.C. ss.3013 respectively:

         a. Defendant Columbia Homecare Group, Inc., will pay a criminal fine of $3,360,000 and a Special Assessment of $400 upon the Information described in Paragraph 2(a) above; a criminal fine of $3,360,000 and a Special Assessment of $400, upon the Information described in Paragraph 2(b) above; and a criminal fine of $8,400,000 and a Special Assessment of $800, upon the Information described in Paragraph 2(c) above;

         b. Defendant Columbia Management Companies, Inc., will pay a criminal fine of $22,600,000 and a Special Assessment of $3,200 upon the Information described in Paragraph 2(d) above;

         c. Defendant Columbia Management Companies, Inc., will pay a criminal fine of $27,500,000 and a Special Assessment of $400 upon the Information described in Paragraph 2(e) above; and

         d. Defendant Columbia Management Companies, Inc., will pay a criminal fine of $30,116,592 and a Special Assessment of $400 upon the Information described in Paragraph 2(f) above.

         6. The United States and Defendants agree that restitution shall not be imposed as to any part of Defendants' criminal sentences. In its determination not to seek restitution, the United States has taken into consideration the restitution to be paid pursuant to the "Civil and Administrative Settlement" agreement simultaneously entered into between the United States and HCA settling some civil and administrative claims and remedies and pursuant to ongoing negotiations and/or litigation as to matters not covered by that settlement.

         7. The total amount of the fines, assessments, and settlement in Paragraph 5 above shall be paid in full within five business days after entry of final judgments by the respective courts upon all the Information described in Paragraph 2 above.

         8. This Plea Agreement is entered into in conjunction with: a) a corresponding Civil and Administrative Settlement between HCA and the United States, which incorporates: (a) a Corporate Integrity Agreement between HCA and the Office of Inspector Genera 1 of the United States Department of Health and Human Services; and b) a Divestiture Agreement between the Office of Inspector General of the United States Department of Health and Human Services and HCA. If these agreements are not executed by the date of acceptance of the Plea Agreement by the courts, the United States and Defendants may withdraw from this Plea Agreement.

         9. Defendants and HCA agree to cooperate fully and completely with the United States for five years from the date of acceptance of this Plea Agreement in any criminal, civil and/or administrative investigations of, and proceedings against, any present and former officers, directors, employees and agents, and of any parties with whom it had or has a business or professional relationship, including, but not limited to, vendors, contractors, partners, joint venturers, physicians, and referral sources. Defendants and HCA further agree that such cooperation' shall be binding upon themselves and their successors and will include any such investigations conducted by the Department of Justice, the Federal Bureau of Investigation, the Department of Health and Human Services, the Defense Criminal Investigative Service, the United States Postal Inspection Service and the state Medicaid Fraud Control Units which are currently open or commenced within five years from the date of acceptance of this Plea Agreement.

         10. Defendants and HCA agree that the full and complete cooperation described in paragraph 9 includes, but is not limited to, the following:

         a. Defendants and HCA will provide complete production of all non-privileged information, including: books, papers, documents and other objects in Defendants' and HCA's custody and/or control; reports of financial and other internal and external audits; and documents reflecting severance or termination agreements with former employees. Whenever such data are retained in computerized format, Defendants and HCA shall provide access to such data and assistance in operating the computers as is, necessary to produce the data requested. Defendants and HCA will make all reasonable efforts to facilitate access to, and encourage the cooperation of, their agents and accountants in producing such information as requested by the United States.

         b. Defendants and HCA will provide testimony and any other information deemed necessary by the United States or a court to identify or establish the original location, authenticity, or other evidentiary foundation for any documents and to authenticate such documents in any criminal, civil and administrative investigations and proceedings in which the United States is involved.

         c. Defendants and HCA will not assert any claim of privilege, including attorney-client privilege or attorney-work product privilege, with respect to any documents or testimony requested by the United States to establish the original location, authenticity or evidentiary foundation for documents referred to in subparagraph 10(a) above, provided that the United States will not assert that the provision of such documents or testimony constitutes a waiver of applicable privileges beyond the limits set forth in this paragraph.

         d. Defendants and HCA will provide testimony and/or other information orally by competent corporate representatives as requested by the United States, to include sworn testimony before federal grand juries or in federal trials, as well as oral briefings to federal and state law enforcement authorities.

         e. Defendants and HCA will take reasonable steps to facilitate access to, and encourage the cooperation of, individual current and former employees from whom testimony or information is sought in their individual capacities. Defendants and HCA agree to advise any individual current and former employees, who inform Defendants and/or HCA that they have been contacted by the United States, that the companies encourage the individual's cooperation with the government, and that Defendants and HCA will neither punish nor take any adverse action against any employee for cooperating with the government. Further, when requested to do so by attorneys for the government, Defendants and HCA will provide such advice in writing to specific current or former employees. Cooperation provided pursuant to this subparagraph will include identification of witnesses who, to Defendants' and HCA's knowledge, may have material information related to the matters under investigation.

         f. When requested to do so, Defendants and HCA will provide oral briefings for the purposes described in paragraph 9 to federal and state law enforcement authorities regarding the results of internal investigations relating to the subject matter of this Plea Agreement. Such briefings will be subject to the Agreement Regarding Disclosure signed by the parties in April, 1998.

         g. Defendants and HCA will retain all material records in their original form for five years from the date of execution of this Agreement. Before the expiration of the five-year period described above and before disposing of any records covered by this subparagraph, Defendants and HCA will consult with the United States Department of Justice concerning the continuing need for preserving such records.

         h. Defendants and HCA agree to continue the existing agreements regarding contacts with represented persons, which agreements are described in letters to and from the Department of Justice dated April 1, 1998, May 1, 1998, June 5, 1998, April 16, 1999 and April 19, 1999.

         i. Defendants and HCA agree that if Defendants or HCA sells, merges or otherwise divests ten or more health care facilities in a single transaction within 5 years from the date of execution of this Plea Agreement, Defendants and HCA will include in any contract for sale, merger or divestiture an obligation on the part of the purchaser/successor also to cooperate as described in Paragraphs 10, 11 and 18 of this Plea Agreement. If fewer than ten health care facilities are sold, divested or merged in a single transaction, Defendants and HCA and its successors agree to continue to include in any contract for sale or divestiture, certain provisions regarding records retention and access to witnesses as described in a December 1, 2000 letter to the Department of Justice.

         11. Defendants and HCA agree to disclose to the Criminal Division, Fraud Section, of the Department of Justice any evidence of misconduct regarding the activities, past and present, of any employees, officers, directors, agents, consultants, partners, joint venturers, or other persons associated or affiliated with Defendants and/or HCA that management has grounds, after appropriate inquiry, to believe may constitute a violation of federal criminal laws, civil fraud laws or any administrative regulation applicable to any federal health care program for which criminal, civil fraud or civil monetary penalties may be authorized. Defendants and HCA shall establish and/or maintain existing procedures by which Defendants' and HCA's officers, employees or agents, including those persons responsible for administering its compliance and hotline programs, as well as its internal or external auditors, and senior management personnel shall report all such allegations to a Compliance Officer. The disclosures to the Fraud Section shall be made within 60 days of that date on which Defendants and/or HCA or their successors become aware of such misconduct.

         12. If the courts accept this Plea Agreement, and Defendants and HCA comply with this Plea Agreement, including the cooperation described in Paragraphs 9 and 10, the United States agrees not to prosecute Defendants and HCA, its predecessors, successors, affiliates, subsidiaries or health care facilities in which they have or had any ownership interest, for offenses which may have been committed before the date of execution of this Plea Agreement and arising from or relating to billing and reimbursement for services provided pursuant to federal health care benefit programs regarding: Medicare cost reports; violations of the Anti-Kickback Act, 42 U.S.C. ss.1320a-7b, the Physician Self-referral law, 42 U.S.C. ss.1395nn and any other conduct involving relations with referral sources and those in a position to influence referral sources; DRG billing; laboratory billing; the acquisition of home health agencies; and the provision of services by home health agencies. In addition, the United States agrees not to prosecute the same entities for other possible criminal offenses which are or have been under investigation by the Department of Justice arising from or relating to billing and reimbursement for services provided pursuant to federal health care benefit programs. This promise not to prosecute does not extend to any conduct which may involve patient abuse or neglect, or any crimes of violence.

         13. The promises not to prosecute referred to in Paragraph 12 do not extend to any individual, including any current or former officer, director, employee or agent of the Defendants or HCA.

         14. Defendants and HCA agree that any failure to provide full and complete cooperation as described in Paragraphs 9 and 10 above will be a breach of this Plea Agreement and will empower the United States to seek to set aside the Plea Agreement and to pursue all possible violations against the Defendants and HCA. However, Defendants and HCA shall be entitled to receive reasonable notice in writing from the United States to Defendants and HCA's General Counsel of the specific circumstances constituting an alleged failure to provide the cooperation required by this Plea Agreement and shall have 30 days from receipt of such written notice, unless the United States determines that less time is necessary, to cure any such failure before the United States initiates any court action to set aside this Plea Agreement. In the event this Plea Agreement is set aside pursuant to this paragraph and a prosecution is initiated, the admissibility of certain statements made by Defendants and HCA shall be governed by Paragraph 24 below.

         15. Defendants and HCA agree that this Plea Agreement shall not prevent, preclude or prejudice the United States from proceeding in the future with investigations and prosecutions of any federal criminal violations which may be committed after the date of execution of this Plea Agreement by Defendants, HCA, or by any of their officers, directors, employees and/or agents.

         16. This Plea Agreement is binding on the United States Department of Justice, including all the offices of United States Attorneys. This Plea Agreement does not bind the Internal Revenue Service of the United States Department of Treasury or Defendants or HCA with respect to any civil or criminal liability, if any, which Defendants or HCA may have for federal income or other taxes. The provisions of this Plea Agreement do not preclude the United States from prosecuting Defendants and/or HCA for any violations Title 26 and Title 18 offenses in connection with the enforcement of federal revenue laws, including but not limited to conspiracies to commit such offenses and conspiracies to defraud the United States by impeding, impairing, obstructing and defeating the lawful function of the United States Treasury and the Internal Revenue Service in the ascertainment, computation, assessment or collection of revenue.

         17. Defendants and HCA agree that all costs (as defined in the Federal Acquisition Regulations ("FAR") ss.31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. ss.ss.139S-1395ggg and ss.ss.1396-1396v, and the regulations promulgated thereunder, incurred by or on behalf of Defendants and/or HCA, its present or former officers, directors, employees, shareholders and agents in connection with: (1) the government's investigations, and Defendants and/or HCA's investigations and defense, of the matters covered by this Plea Agreement; (2) the negotiation of this Plea Agreement; (3) any corrective action undertaken by Defendants and HCA pursuant to this Plea Agreement; and (4) the payments made to the United States pursuant to this Plea Agreement shall be unallowable costs for government contract accounting and for Medicare, Medicaid, CHAMPUS and FEHBP reimbursement purposes.

         18. Defendants and HCA have taken and agree to take the following remedial actions:

         a. HCA has established a compliance plan which has been described to the Department of Justice in connection with the negotiation of this Plea Agreement. The plan includes an employee hotline by which its officers and employees can report any facts or circumstances which the officer or employee believes may constitute misconduct which may violate federal law; and

         b. Upon acceptance of this Plea Agreement by the courts and execution of the Civil and Administrative Settlement Agreement, HCA agrees to adopt and apply the Corporate Integrity Agreement, which is incorporated in the Civil and Administrative Settlement, to all of the health care facilities and lines of business located in the United States that they own or operate.

         19. Defendants and HCA agree that they will, within 120 days of acceptance of this Plea Agreement, reaffirm, in writing, corporate procedures and policies which shall prohibit their corporate directors, officers, employees and agents from engaging in the practices described in the Information and in the Civil and Administrative Settlement.

         20. Defendants and HCA shall, within 90 days of acceptance of this Plea Agreement, certify to the Department of Justice that each has received signed certifications from each of their corporate officers, including those at the group, division and facility level, and all other officers and employees principally responsible for negotiating contracts with potential referral sources, all personnel responsible for approving such activities, and all directors, managers and supervisors of employees responsible for preparing or submitting billings to government agencies or private payors, acknowledging that each has received and read a detailed summary of this Plea Agreement, the Information, and the Civil and Administrative Settlement, and further, that each has been advised that all documents related to this Plea Agreement and the Civil and Administrative Settlement have been posted on HCA's internal web site.

         21. Defendants and HCA shall, within 120 days of acceptance of this Plea Agreement, conduct instructional meetings for all personnel described in Paragraph 20 above, at which meetings outside legal counsel, ethics officers and auditors shall thoroughly explain and review these criminal and civil proceedings and the corporate procedures and policies described in Paragraph 18 above.

         22. Defendants and HCA agree that neither of them will file for voluntary bankruptcy protection within 90 days after making the payments described in Paragraph 5 and 6 above.

         23. If this Plea Agreement or any material provision thereof, including the sentences agreed upon in Paragraphs 5, 6 and 7 above, is rejected by either court the parties shall be released from their obligations under this Plea Agreement and it shall be null and void. It is further agreed that, in this event, Defendants may withdraw any of their pleas of guilty if such a plea has been entered, and that the United States may move to dismiss the Information without prejudice. Defendants and HCA will make no objection to such dismissal, nor any objection, on the basis of such dismissal or on the basis of the voiding of this Plea Agreement, to the continuation of the investigations or the return of any indictment. It is further agreed, that if this Plea Agreement is rejected, the admissibility against Defendants or HCR, or their successors, of any statements made by Defendants or HCA or their representatives during the course of and in furtherance of the plea discussions will be determined under Rule 11(e)(6) of the Federal Rules of Criminal Procedure and Rule 410 of the Federal Rules of Evidence, and the terms of all agreements previously entered between HCA and the United States. Defendants and HCA acknowledge that all leads derived from such statements may be used against Defendants or HCA in any subsequent proceeding.

         24. If any Defendant or HCA fails to comply with any material provision of this Plea Agreement and a court either sets aside this Plea Agreement or declares this Plea Agreement null and void, Defendants and HCA, including their successors, subsidiaries and affiliates will be subject to prosecution for the he criminal violations alleged in the Information and/or any other violations for which prosecution would otherwise be barred by Paragraph
12. In any such prosecution, the admissibility against Defendants and HCA of any statements made by legal representatives of Defendants or HCA in connection with the negotiation of this Plea Agreement, or pursuant to its terms will be determined under Rule 11(e)(6) of the Federal Rules of Criminal Procedure, Rule 410 of the Federal Rules of Evidence, and the terms of all agreements previously entered between HCA and the United States. All leads derived from such statements may be used against Defendants and HCA. Statements made by other employees of Defendants or HCA whose testimony is provided pursuant to Paragraph 10 above shall be admissible notwithstanding Rule 11 and Rule 410.

         25. In the event this Plea Agreement is set aside for any reason, Defendants shall be entitled to the return of payments made to the United States under paragraph 5 of this Plea

Agreement.

         26. Defendants and HCA agree that, except for the charges contained in the Information described in Paragraph 2(d) above, all criminal statutes of limitations shall be tolled from September 1, 1998, until the date on which the courts accept or reject this Plea Agreement. With respect to the Information described in Paragraph 2(d) above, Defendants and HCA agree that the criminal statute of limitations shall be tolled from April 1, 1996. In addition, in the event that this Plea Agreement is set aside pursuant to Paragraph 24 above, Defendants and HCA agree that the statutes of limitations further shall be tolled from the time of acceptance of this Plea Agreement until the date on which the Plea Agreement may be set aside.

         27. Defendants and HCA waive and will not assert any defenses or claims they may have, which defense or claim may be based in whole or in part on the contention that under the Double Jeopardy Clause of the Fifth Amendment, or under the Excessive Fines Clause of the Eight Amendment, this Plea Agreement and/or the resulting pleas and sentences bar a remedy sought in any civil or administrative proceeding.

         28. Each Defendant is pleading guilty because it is guilty of the crime(s) charged in the Information.

         29. Defendants agree that a person who is a senior executive officer of both Defendants and HCA will appear to enter the guilty plea and for the imposition of sentence. Defendants and HCA also expressly agree that they will not authorize any corporate representative to make any public statements or representations which contradict the Defendants' admissions of guilt made pursuant to this Plea Agreement.

         30. This is the entire Plea Agreement between the United States and Defendants and HCA. Except as provided in the Civil and Administrative Settlement, particularly as the Settlement relates to the ability of Defendants and HCA to participate in federally-funded programs, no other promises, representations or inducements have been made to the Defendants, HCA or its attorneys and none will be made unless in writing and signed by all parties.


AGREED AND ACCEPTED          Date: 12/14/2000


HCA:



 /s/ ROBERT A. WATERMAN
-----------------------------------------
Robert A. Waterman
Senior Vice President and General Counsel


 /s/ CATHRYN L. SOWERS
-----------------------------------------
Cathryn L. Sowers
Vice President for Litigation


 /s/ J. STEPHEN HINKLE
-----------------------------------------
J. Stephen Hinkle
Litigation Counsel

COLUMBIA MANAGEMENT COMPANIES, INC.:



 /s/ ROBERT A. WATERMAN
-----------------------------------------
Robert A. Waterman
Senior Vice President and General Counsel



COLUMBIA HOMECARE GROUP, INC.:



 /s/ ROBERT A. WATERMAN
-----------------------------------------
Robert A. Waterman
Senior Vice President



COUNSEL:



 /s/ ROGER S. GOLDMAN
-----------------------------------------
Roger S. Goldman
LATHAM & WATKINS


 /s/ WALTER P. LOUGHLIN
-----------------------------------------
Walter P. Loughlin
LATHAM & WATKINS



                                  RESPECTFULLY SUBMITTED,

                                  Joshua R. Hochberg
                                  Chief, Fraud Section
                                  Criminal Division
                                  U.S. Department of Justice



                                   /s/ Ann Arbor
                                  Ann Arbor
                                  Senior Counsel for Litigation
                                  U.S. Department of Justice
                                  Criminal Division, Fraud Section
                                  P.O. Box 28188, McPherson Station
                                  Washington, D.C. 20038
                                  (202) 514-0727